Exhibit 10.38

FIRST AMENDMENT AGREEMENT

AMENDMENT AGREEMENT (“Amendment”) dated as of November 6, 2014 to the Amended and Restated Committed Facility Agreement dated August 29, 2013 between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities (“BNPP PB, Inc.”) and Paris Funding LLC (“Customer”).

WHEREAS, BNPP PB, Inc. and Customer previously entered into an Amended and Restated Committed Facility Agreement dated as of August 29, 2013 (as amended from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

NOW THEREFORE, in consideration of the mutual agreements provided herein, the parties agree to amend the Agreement as follows:

1.	Amendment to Section 1 of the Agreement (‘Definitions’)

The following definition is hereby added to Section 1 of the Agreement in alphabetical order, reordering such other definitions as appropriate:

““Funding Event” means on any day (the “Date of Determination”), BNP Paribas’ long-term credit rating has declined to a level three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings, Ltd. during the period beginning on November 6, 2014 and ending on and including such Date of Determination.”

2.	Amendment to Section 6 (‘Scope of Committed Facility’)

Section 6 of the Agreement is hereby amended by adding the following to the end thereof:

“Notwithstanding the foregoing, on or after the occurrence of a Funding Event, BNPP PB, Inc. shall have the option to terminate the Agreement with 29 days’ notice; provided that, if such 29th day is not a Business Day, then the first day that is a Business Day immediately preceding the 29th day following such notice (the “Termination Date”). Upon termination resulting from the exercise of such option, BNPP PB, Inc. shall pay to Customer a fee equal to 25 bps on the Maximum Commitment Financing on the Termination Date.”

3.	Amendment to the Collateral Requirements in Section 1 in Appendix A of the Agreement

The Collateral Requirements in Section 1(d) in Appendix A of the Agreement is hereby amended by replacing the words “40%” currently appearing therein with the words “30%”.

4.	Amendment to the Commitment Fee in Appendix B of the Agreement

The definition for “Commitment Spread” under the Commitment Fee section is hereby deleted in its entirety and replaced with the following:

““Commitment Spread” means, (i) if the Outstanding Debit Financing as of such day is equal to or greater than 50% of the Maximum Commitment Financing, 40 bps; or (ii) if the Outstanding Debit Financing as of such day is less than 50% of the Maximum Commitment Financing, 50 bps.”

5.	Representations

Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment

6.	Miscellaneous

(a)	Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings specified for such terms in the Agreement.

(b)	Entire Agreement. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto.

(c)	Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(d)	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(e)	Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

[Signature page follows.]

IN WITNESS WHEREOF the parties have executed this Amendment with effect from the first date specified on the first page of this Amendment.

BNP PARIBAS PRIME BROKERAGE, INC., for itself and as agent for the BNPP Entities	PARIS FUNDING LLC

/s/ Jonathan Muir	/s/ Paul S. Saint-Pierre
Name: Jonathan Muir	Name: Paul S. Saint-Pierre
Title: Managing Director	Title: Chief Financial Officer

/s/ Jeffrey Lowe
Name: Jeffrey Lowe
Title: Managing Director

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